EXHIBIT 99
Media:
Rodrigo A. Sierra
(312) 240-4567
Investor Relations:
Doug Ruschau
(312) 240-3818

130 E. Randolph Dr.
Chicago, Illinois 60601
For Immediate Release
December 6, 2006

Peoples Energy Shareholders Approve Proposed Merger with WPS Resources Corporation
Companies move one step closer to creating Integrys Energy Group, Inc.

Chicago, December 6, 2006 -- Peoples Energy Corporation (NYSE: PGL) today announced that its shareholders approved the proposed merger of the company with WPS Resources at a special meeting of shareholders held in Chicago. The merger had received endorsements from the two foremost advisors to institutional shareholders, Institutional Shareholder Services and Glass Lewis. The transaction is expected to close in the first quarter of 2007 pending regulatory approval from the Illinois Commerce Commission, Public Service Commission of Wisconsin and the Federal Energy Regulatory Commission.

“Today’s action by our shareholders marks an important milestone in the completion of the proposed merger,” said Thomas M. Patrick, chairman, president and CEO, Peoples Energy. “The combination of WPS Resources and Peoples Energy creates value for all stakeholders. Integrys Energy Group will be a regional energy leader that is focused on customer service excellence while growing and enhancing core regulated utility operations and non-regulated energy businesses,” Patrick said.

The combined company will have total assets of about $9.2 billion and its market capitalization will approach $4.0 billion. On the regulated side, the company will have more than 1.6 million natural gas customers and nearly half a million electric customers, with operations in four states: Illinois, Wisconsin, Michigan, and Minnesota.

Under the terms of the merger agreement, when the merger is completed, each share of Peoples Energy common stock outstanding immediately prior to completion of the merger will be converted into the right to receive 0.825 shares of WPS Resources common stock. Upon completion of the merger, the combined company will be known as Integrys Energy Group, Inc. with a new ticker symbol on the New York Stock Exchange of TEG.

About WPS Resources Corporation

WPS Resources (NYSE: WPS), based in Green Bay, Wisconsin, is a holding company with five major subsidiaries providing electric and natural gas energy and related services in both regulated and non-regulated energy markets. Its largest subsidiary is Wisconsin Public Service Corporation, a regulated electric and natural gas utility serving northeastern Wisconsin and a portion of Michigan's Upper Peninsula. Wisconsin Public Service serves more than 425,000 electric customers and 308,000 natural gas customers. Another subsidiary, Upper Peninsula Power Company, is a regulated electric utility that serves approximately 52,000 electric customers in Michigan's Upper Peninsula. Michigan Gas Utilities Corporation is a regulated natural gas utility serving 161,000 customers in lower Michigan. Minnesota Energy Services Corporation is a regulated natural gas utility serving more than 200,000 customers throughout Minnesota.

WPS Resources' major non-regulated subsidiary consists of WPS Energy Services, Inc., a diversified non-regulated energy supply and services company serving commercial, industrial and wholesale customers and aggregated groups of residential customers. Its principal market is the northeast quadrant of the United States and adjacent portions of Canada. Its principal operations are in Illinois, Maine, Michigan, Ohio, Texas, Virginia, and Wisconsin in the United States and Alberta, Ontario, and Quebec in Canada. WPS Energy Services also owns and/or operates non-regulated electric generation facilities in Wisconsin, Maine, Pennsylvania, New York, and New Brunswick, Canada; steam production facilities in Arkansas and Oregon; and a partial interest in a synthetic fuel processing facility in Kentucky.

Visit the WPS Resources Web site at www.wpsr.com for additional information.

About Peoples Energy

Peoples Energy, (NYSE: PGL) a member of the S&P 500, is a diversified energy company consisting of three primary business segments: Gas Distribution, Oil and Gas Production, and Energy Marketing. Peoples Gas and North Shore Gas, regulated utilities, deliver natural gas to about one million customers in the City of Chicago and 54 communities in northeastern Illinois. The company’s non-utility businesses include Peoples Energy Services (PESC) and Peoples Energy Production (PEP). PESC, launched in 1996, serves more than 40,000 customers. PESC provides a portfolio of products to manage energy needs of business, institutional and residential consumers in today's volatile and complex energy market. PEP, founded in 1998, is primarily focused on acquiring proven, onshore reserves with upside potential in a limited number of strategic supply basins. Value is then added through drilling programs, production enhancements and reservoir optimization. The company’s acquisition and drilling efforts are primarily focused on natural gas. Visit the Peoples Energy website at www.peoplesenergy.com

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. You can identify these statements by the fact that they do not relate strictly to historical or current facts and often include words such as “anticipate,” “expect,” “intend,” “may,” “could,” “project,” “believe” and other similar words. Forward-looking statements are beyond the ability of WPS Resources and Peoples Energy to control and, in many cases, neither WPS Resources nor Peoples Energy can predict what factors would cause actual results to differ materially from those indicated by forward-looking statements. Please see WPS Resources’ and Peoples Energy’s periodic reports filed with the Securities and Exchange Commission (including their 10-Ks and 10-Qs) for listings of certain factors that could cause actual results to differ materially from those contained in forward-looking statements. All forward-looking statements included in this press release are based upon information presently available, and neither WPS Resources nor Peoples Energy assume any obligation to update any forward-looking statements.

Additional Information

This communication is not a solicitation of a proxy from any security holder of WPS Resources Corporation or Peoples Energy Corporation. WPS Resources Corporation has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. The registration statement includes a preliminary joint proxy statement of WPS Resources Corporation and Peoples Energy Corporation that also constitutes a prospectus of WPS Resources Corporation, which has been sent to the shareholders of WPS Resources Corporation and Peoples Energy Corporation in its definitive form. Shareholders are urged to read the joint proxy statement/prospectus and any other relevant documents when they become available, because they contain important information about WPS Resources Corporation, Peoples Energy Corporation and the proposed transaction. The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from WPS Resources Corporation upon written request to WPS Resources Corporation, Attention: Barth J. Wolf, Secretary and Manager - Legal Services, P.O. Box 19001, Green Bay, Wisconsin 54307-9001, or by calling (920) 433-1727, or from Peoples Energy Corporation, upon written request to Peoples Energy Corporation, Attention: Secretary, 130 East Randolph Drive, 24th Floor, Chicago, Illinois 60601, or by calling (312) 240-4366.

Participants in the Proposed Transaction

WPS Resources Corporation, Peoples Energy Corporation and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of WPS Resources Corporation may be found in its 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on April 7, 2006. Information about the directors and executive officers of Peoples Energy Corporation may be found in its Amendment No. 1 to its 2005 Annual Report on Form 10-K filed with the SEC on December 14, 2005 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on January 1, 2006. Additional information regarding the interests of these participants is also included in the definitive joint proxy statement/prospectus regarding the proposed transaction. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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